REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of January 20, 2010 by and among Asia Special Situation Acquisition Corp., a Cayman Islands exempt company (“ASSAC”) (to be renamed GEROVA Financial Group Ltd.), Stillwater Capital Partners, LLC, a Delaware limited liability company (“SCP LLC”), Stillwater Capital Partners, Inc., a New York corporation (“SCP Inc.”, and collectively with SCP LLC, “Stillwater”), Wimbledon Financing Master Fund Ltd., a Cayman Islands exempt company (“Wimbledon”), and Wimbledon Real Estate Financing Master Fund Ltd., a Cayman Islands exempt company (“Wimbledon Real Estate”).

The parties hereto hereby agree as follows:

1.           Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Acquisition Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Acquisition Agreement” means, as applicable to a particular ASSAC Shareholder, the (i) Agreement and Plan of Merger, dated as of December 31, 2009, by and among ASSAC, Stillwater AB Fund Merger Co. LP, Stillwater Asset Backed Fund, LP, Stillwater Asset Backed Fund II, LP, SCP LLC, and SCP Inc., (ii) Agreement and Plan of Merger, dated as of December 31, 2009, by and among ASSAC, Stillwater Real Estate Partners Merger Co. LP, Stillwater Real Estate Partners LP, SCP LLC, and SCP Inc., (iii) Agreement and Plan of Merger, dated as of December 31, 2009, by and among ASSAC, Stillwater WPB Fund Merger Co. LP, Stillwater WPB Venture Partners I LP, Stillwater WPB Venture Partners II LP, SCP LLC, and SCP Inc., (iv) Agreement and Plan of Merger, dated as of December 31, 2009, by and among ASSAC, Stillwater MNF Fund Merger Co. LP, Stillwater Market Neutral Fund LP, Stillwater Market Neutral Fund II LP, Stillwater Matrix Fund LP, SCP LLC, and SCP Inc., (v) Asset Purchase Agreement, dated as of December 31, 2009, by and among ASSAC, Gerova AB Holdings Ltd., Stillwater Asset Backed Offshore Fund Ltd., Stillwater Asset Backed Fund SPV, SABF II Onshore SPV, and SCP Inc., (vi) Asset Purchase Agreement, dated as of December 31, 2009, by and among ASSAC, Gerova MN Holdings Ltd., Stillwater Market Neutral Fund Ltd., and SCP Inc., (vii) Asset Purchase Agreement, dated as of December 31, 2009, by and among ASSAC, WFM Holdings Ltd., Amalphis Group Inc., Allied Provident Insurance Company Ltd.,  Wimbledon Financing Master Fund Ltd., and Weston Capital Asset Management, LLC, and (viii) Asset Purchase Agreement, dated as of December 31, 2009, by and among ASSAC, WFM Holdings Ltd., Amalphis Group Inc., Allied Provident Insurance Company Ltd.,  Wimbledon Real Estate Financing Master Fund Ltd., and Weston Capital Asset Management, LLC.

“Advice” shall have the meaning set forth in Section 7(c).

“ASSAC Shareholders” means each of SCP LLC (on behalf of itself and any Proposed Transferee), SCP Inc. (on behalf of itself and any Proposed Transferee), Stillwater Asset Backed Offshore Fund Ltd., Stillwater Asset Backed Fund SPV, SABF II Onshore SPV, Stillwater Market Neutral Fund Ltd., Wimbledon, Wimbledon Real Estate, and any Proposed Transferee who receives Preferred Shares.

“Effectiveness Date” means, with respect to the initial Registration Statement required to be filed hereunder, July 31, 2010.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(b).

“Event Date” shall have the meaning set forth in Section 2(b).

“Exchange Act” means the Securities and Exchange Act of 1934, as amended.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Ordinary Shares” means the ASSAC ordinary shares, par value of $0.0001 per share.

“Partial Liquidated Damages” shall have the meaning set forth in Section 2(b).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Preferred Shares” means the ASSAC Series A Fixed Price Mandatory Preferred Shares, par value of $0.0001 per share, which are issuable in accordance with the provisions of the Acquisition Agreements and which contain the provisions set forth in the Second Amended and Restated Memorandum and Articles of Association of ASSAC.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Public Offering” means a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act and covering the Ordinary Shares.

“Registrable Securities” means all of the Ordinary Shares issued or issuable to the ASSAC Shareholders as of the date hereof (in the case of Stillwater) and upon conversion of the Preferred Shares as well as any Ordinary Shares issuable pursuant to the provisions of Section 2(b).

“Registration Statement” means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(b).

“Trading Day” shall mean any day other than a Saturday, Sunday or a day on which banks in New York City or the New York Stock Exchange are authorized or obligated by applicable law or executive order to close or are otherwise generally closed.

2.           Registration Requirements.

(a)           ASSAC shall prepare and file with the United States Securities and Exchange Commission (the “SEC”) a “Shelf” Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 as promptly as possible after the date hereof but in any event within ninety (90) days following the date of this Agreement.  The Registration Statement shall be on Form S-3 or F-3 (or such other form as may be appropriate in accordance herewith and with the Securities Act) and (i) shall comply in all material respects with the requirements of the applicable form and include (or incorporate by reference herein) all financial statements required by the SEC to be filed herewith and (ii) shall contain (unless otherwise directed by the ASSAC Shareholders) substantially the “Plan of Distribution” attached hereto as Annex A.  Subject to the terms of this Agreement, ASSAC shall use its best efforts to (i) cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and (ii) to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”).  ASSAC shall telephonically confirm with the SEC effectiveness of a Registration Statement as of 4:00 pm Eastern time on a Trading Day prior to the Effectiveness Date.  ASSAC shall immediately notify the ASSAC Shareholders via an Interim Report on Form 6-K and facsimile of the effectiveness of a Registration Statement on the same Trading Day that ASSAC telephonically confirms effectiveness with the SEC, which shall be the date requested for effectiveness of a Registration Statement.  ASSAC shall file, by 9:30 a.m. Eastern time on the second Trading Day following the date on which the initial Registration Statement filed by ASSAC pursuant to this Agreement is first declared effective by the SEC, a final Prospectus with the SEC as required by Rule 424.  Failure to so notify the ASSAC Shareholders within two Trading Days of such notification of effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(b).

(b)           If (i) ASSAC files a Registration Statement without affording the ASSAC Shareholders the opportunity to review and comment on the same as required by Section 3(a) herein; (ii) a Registration Statement filed or required to be filed hereunder is not declared effective by the SEC by the Effectiveness Date, or (iii) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the ASSAC Shareholders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities for more than 45 consecutive calendar days or more than an aggregate of 90 calendar days during any 12-month period (which need not be consecutive calendar days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date on which such 45 or 90 calendar day period, as applicable, is exceeded being referred to as the “Event Date”), then in addition to any other rights the ASSAC Shareholders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, ASSAC shall pay to the ASSAC Shareholders partial liquidated damages (the “Partial Liquidated Damages”) by delivering to the ASSAC Shareholders a number of Ordinary Shares equal to 1.0% of the quotient obtained by dividing (x) the number of Registrable Securities that are not then registered for resale pursuant to an effective Registration Statement by (y) the greater of the closing price of ASSAC’s Ordinary Shares as traded on the NYSE Amex (or such other exchange or interdealer quotation system the Ordinary Shares are then primarily traded or quoted, as the case may be) on the date of such payment or $7.50 (or such other Conversion Price then in effect).  The parties agree that the maximum aggregate liquidated damages payable to the ASSAC Shareholders under this Agreement shall be 10.0% of the Estimated NAV (as defined in the applicable Acquisition Agreement).  The Partial Liquidated Damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the cure of an Event.

3.           Registration Procedures.

In connection with ASSAC’s obligations with respect to the registration of the Registrable Securities hereunder, ASSAC shall:

(a)           Not less than five Trading Days prior to the filing of the Registration Statement and the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), (i) furnish to the ASSAC Shareholders copies of all such documents proposed to be filed, which documents will be subject to the review of the ASSAC Shareholders, (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to the ASSAC Shareholders to conduct a reasonable investigation within the meaning of the Securities Act and (iii) duly consider and include (if not contrary to applicable law) in the Registration Statement any comments made by any ASSAC Shareholders and received by ASSAC not later than four (4) Trading Days after such ASSAC Shareholders has been furnished with the aforesaid documents.

(b)           Not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which any of the ASSAC Shareholders shall reasonably object, provided that, ASSAC is notified of such objection in writing no later than four (4) Trading Days after such objecting ASSAC Shareholders have been furnished copies of the Registration Statement or any related Prospectus or amendment or supplement thereto.  The ASSAC Shareholders agree to each furnish to ASSAC a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which the ASSAC Shareholders receive draft materials in accordance with this Section.

(c)           (i) prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and to prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) amend or supplement the related Prospectus by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible and provide the ASSAC Shareholders true and complete copies of all correspondence from and to the SEC relating to a Registration; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the ASSAC Shareholders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(d)           Notify the ASSAC Shareholders (which notice shall, pursuant to clauses (iii) through (vi) of this Section 3(d), shall also be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as possible (and, in the case of (i)(A) below, not less than one Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the SEC notifies ASSAC whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by ASSAC of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to ASSAC (including its subsidiaries) that ASSAC believes may be material and that, in the determination of ASSAC, would make it materially detrimental to ASSAC to maintain the Registration Statement or Prospectus at such time; provided that in no event shall this right be exercised to suspend the Registration Statement or Prospectus beyond the period during which (in the good faith determination of ASSAC’s Board of Directors) the failure to require such suspension would be materially detrimental to ASSAC, and provided, further that any and all of such information shall remain confidential to the ASSAC Shareholders until such information otherwise becomes public, unless disclosure by the ASSAC Shareholders is required by law; provided, further, that notwithstanding the ASSAC Shareholders’ agreement to keep such information confidential, the ASSAC Shareholders makes no acknowledgement that any such information is material or non-public information; or (vii) if at any time any of the representations and warranties of ASSAC contained in any agreement contemplated hereby ceases to be true and correct in all material respects;

(e)           Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)           If requested by any of the ASSAC Shareholders, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as ASSAC reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after ASSAC has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(g)           Furnish to the ASSAC Shareholders, without charge, at least one conformed copy of such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by any of the ASSAC Shareholders, and all exhibits to the extent requested by any of the ASSAC Shareholders (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

(h)           Promptly deliver to the ASSAC Shareholders, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request.

(i)           Subject to the terms of this Agreement, ASSAC, on behalf of itself, its successors and assigns, hereby consents to the use of such Prospectus and each amendment or supplement thereto by the ASSAC Shareholders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to clauses (iii) through (vi) of Section 3(d).

(j)           Effect a filing with respect to the public offering contemplated by the Registration Statement (an “Issuer Filing”) with the Financial Industry Regulatory Authority (“FINRA”) pursuant to applicable FINRA Rules (including, without limitation FINRA Rule 5110) within one Trading Day of the date that the Registration Statement is first filed with the SEC and pay the filing fee required for such Issuer Filing.  ASSAC shall use its best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

(k)           Prior to any resale of Registrable Securities by any of the ASSAC Shareholders, use its best efforts to register or qualify or cooperate with such ASSAC Shareholders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by such ASSAC Shareholders under the securities or Blue Sky laws of such jurisdictions within the United States as such ASSAC Shareholders reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that ASSAC shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action that would subject ASSAC to any material tax in any such jurisdiction where it is not then so subject or (iii) file a general consent to service of process in any such jurisdiction.

(l)           If requested by any of the ASSAC Shareholders, cooperate with such ASSAC Shareholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Securities Act and the Acquisition Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as such ASSAC Shareholders may request.

(m)           Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If ASSAC notifies the ASSAC Shareholders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the ASSAC Shareholders shall suspend use of such Prospectus.  ASSAC will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable thereafter.  ASSAC shall be entitled to exercise its right under this Section 3(m) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of Partial Liquidated Damages pursuant to Section 2(b) and the other terms of this Agreement.

(n)           Comply with all applicable rules and regulations of the SEC.

(o)           Use its best efforts to cause all Registrable Securities relating to the Registration Statement, to continued to be quoted or listed on a securities exchange, quotation system or market on which similar securities issued by ASSAC are then listed or traded, if any, ASSAC shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(o).

(p)           ASSAC may require the ASSAC Shareholders to furnish to ASSAC a statement as to the number of Ordinary Shares beneficially owned by the ASSAC Shareholders and, if required by the SEC, the persons or entities thereof that have voting and dispositive control over the shares.  During any periods that ASSAC is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any of the ASSAC Shareholders fails to furnish such information within five Trading Days of ASSAC’s request, any liquidated damages that are accruing at such time shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended until such information is delivered to ASSAC.

4.           Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by ASSAC, except as and to the extent specified in this Section 4, shall be borne by ASSAC whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any  securities exchange or market on which Registrable Securities are required hereunder to be listed, if any (B) with respect to filings required to be made with FINRA (including, without limitation, pursuant to FINRA Rule 5110) and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the ASSAC Shareholders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as any of the ASSAC Shareholders may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the ASSAC Shareholders), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if ASSAC so desires such insurance, (v) fees and expenses of all other Persons retained by ASSAC in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, ASSAC’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters), and (vi) reasonable and documented fees and expenses of one counsel for Stillwater (on behalf of their ASSAC Shareholders) and one counsel for Wimbledon and Wimbledon Real Estate with respect to the matters described herein.  In addition, ASSAC shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of any annual audit.  ASSAC shall not be responsible for any discounts, commissions, transfer taxes or other similar fees incurred by the ASSAC Shareholders or its other shareholders in connection with the sale of the Registrable Securities or for any legal expenses incurred by the ASSAC Shareholders in connection with the filing and review of the Registration Statement in excess of those incurred pursuant to clause (vi) above.

5.           Indemnification.

(a)           Indemnification by ASSAC.  ASSAC shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the ASSAC Shareholders, the officers, directors, members, stockholders, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Ordinary Shares), investment managers and advisors, legal counsel and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls the ASSAC Shareholders (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, affiliates, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees and expenses) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in or incorporated by reference in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by ASSAC of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, provided, ASSAC shall not be liable to an Indemnified Party in any such case and to the extent that any such losses arise out of or are based on (i) untrue statements or omissions are based solely upon information regarding such ASSAC Shareholder furnished in writing to ASSAC by such ASSAC Shareholder expressly for use therein, or to the extent that such information relates to such ASSAC Shareholder or the ASSAC Shareholder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the ASSAC Shareholder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the ASSAC Shareholders have approved Annex A hereto for this purpose) or (ii) an event of the type specified in Section 3(d)(iii)-(vi), the use by such ASSAC Shareholder of an outdated or defective Prospectus after ASSAC has notified such ASSAC Shareholder in writing that the Prospectus is outdated or defective and prior to the receipt by such ASSAC Shareholder of the Advice contemplated in Section 7(c).  ASSAC shall notify all ASSAC Shareholders promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which ASSAC is aware.

(b)           Indemnification by the ASSAC Shareholders.  The ASSAC Shareholders shall indemnify and hold harmless ASSAC, and each of its directors, officers, affiliates, agents and employees, each Person who controls ASSAC (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, affiliates, agents or employees of such controlling Persons (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) the failure by any of the ASSAC Shareholders to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by any of the ASSAC Shareholders to ASSAC specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to the ASSAC Shareholders’ proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such ASSAC Shareholders expressly for use in a Registration Statement (it being understood that the ASSAC Shareholders have approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by any of the ASSAC Shareholders of an outdated or defective Prospectus after ASSAC has notified such ASSAC Shareholders in writing that the Prospectus is outdated or defective and prior to the receipt by such ASSAC Shareholders of the Advice contemplated in Section 7(c).  In no event shall the liability of such ASSAC Shareholders hereunder be greater in amount than the dollar amount of the net proceeds received by such ASSAC Shareholders upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings.  If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.

(d)           Contribution.  If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), the ASSAC Shareholders shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such ASSAC Shareholders from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that such ASSAC Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such ASSAC Shareholders.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.           Rule 144

With a view to making available to the ASSAC Shareholders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit ASSAC Shareholders to sell the Registrable Securities to the public without registration, as long as the ASSAC Shareholders own Registrable Securities, ASSAC covenants to timely file (or obtain extensions in respect thereof and file within any applicable grace period) all reports required to be filed by ASSAC with the SEC as a foreign private issuer or otherwise, as applicable.  As long as the ASSAC Shareholders own Ordinary Shares, if ASSAC is not required to file reports under the Exchange Act, it will prepare and furnish to the ASSAC Shareholders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required to be filed by foreign private issuers or otherwise, as applicable under the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.  ASSAC further covenants that it will take such further action as any of the ASSAC Shareholders may reasonably request, all to the extent reasonably required from time to time to enable the ASSAC Shareholders to sell Ordinary Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144.  Upon the request of any of the ASSAC Shareholders, ASSAC shall deliver to such ASSAC Shareholders a written certification of a duly authorized officer as to whether it has complied with such requirements.

7.           Restriction on Transferability of Preferred Shares. Each ASSAC Shareholder covenants and agrees that it will not make any distribution of the Preferred Shares to any person who was a limited partner (of any Delaware limited partnership party to an Acquisition Agreement) or a shareholder (of a Cayman exempted company party to an Acquisition Agreement) (each a “Proposed Transferee”) unless and until it receives the prior written consent of ASSAC, which consent shall be deemed given with respect to a distribution made to a Proposed Transferee if such Proposed Transferee first delivers to ASSAC and to the applicable ASSAC Shareholder a certificate providing the following or substantially the following:

(a)           Such Proposed Transferee is acquiring the Preferred Shares for its own account as principal, for investment and not with a view to resale or distribution of all or any part of the Preferred Shares except in accordance with and as provided for in this Agreement.

(b)           Immediately prior to the acquisition of the Preferred Shares:

(i)           such Proposed Transferee has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of the prospective investment; and

(ii)           such Proposed Transferee is able to bear the economic risk of the investment (i.e., at the time of investment it could afford a complete loss without hardship).

(c)           Such Proposed Transferee has been informed as to, and is familiar with, the business activities of ASSAC.  Such Proposed Transferee has been provided with copies of ASSAC’s proxy statement used in connection with the solicitation of proxies for its Extraordinary General Meeting of Shareholders.

(d)           Such Proposed Transferee has had an opportunity to ask questions of, and receive answers from, appropriate representatives of ASSAC, including its executive officers, concerning ASSAC, its current and proposed business, and the terms and conditions of the Acquisition Agreements, and to obtain such additional information as such Proposed Transferee deems necessary to verify the accuracy and adequacy of the information it has obtained.  Such Proposed Transferee understands that the distribution of Preferred Shares has not been registered under the Securities Act in reliance upon exemptions therefrom, and, accordingly, to the extent that it is not supplied with information which would have been contained in a registration statement filed under the Securities Act it must rely on its own access to such information.

(e)           Such Proposed Transferee affirms that it is an “accredited investor” as that term is defined and construed pursuant to Rule 501 under the Securities Act as well as a “qualified purchaser” as that term is defined and construed pursuant to Rule 2a51-1 under the Investment Company Act of 1940, as amended.

(f)           Such Proposed Transferee affirms that all information that it has provided to ASSAC either directly or indirectly, concerning the Proposed Transferee, its financial position and its knowledge of financial and business matters is accurate and complete as of the date of this Agreement.

(g)           Such Proposed Transferee fully understands and agrees that it must bear the economic risk of its investment in the Preferred Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act, and, therefore, cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act or, in the opinion of counsel acceptable to ASSAC, an exemption from such registration is available.

(h)           Such Proposed Transferee understands that no federal or state agency has passed upon the offering of the Preferred Shares or made any finding or determination as to the fairness of the offering the Preferred Shares.

A restrictive legend in substantially the following form will be imprinted on the certificates evidencing the Preferred Shares and stop transfer orders or other appropriate instructions to such effect will be maintained against the transfer of the Preferred Shares on the transfer records of ASSAC or its transfer agent:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF ASIA SPECIAL SITUATION ACQUISITION CORP. AND A REGISTRATION RIGHTS AGREEMENT DATED JANUARY 19, 2010.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF ASIA SPECIAL SITUATION ACQUISITION CORP. AND ASIA SPECIAL SITUATION ACQUISITION CORP. WILL FURNISH COPIES OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.”

The transfer of the Preferred Shares on the books and records of ASSAC will only be effected in accordance with such legend.

8.           Miscellaneous.

(a)           Remedies.  In the event of a breach by ASSAC or by any of the ASSAC Shareholders of any of their respective obligations under this Agreement, the ASSAC Shareholders or ASSAC, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of their rights under this Agreement.  ASSAC and the ASSAC Shareholders agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)           Compliance.  The ASSAC Shareholders covenant and agree that they will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c)           Discontinued Disposition.  The ASSAC Shareholders agree by its acquisition of Registrable Securities that, upon receipt of a notice from ASSAC of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), the ASSAC Shareholders will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until they are advised in writing (the “Advice”) by ASSAC that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.  ASSAC will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  ASSAC agrees and acknowledges that any periods during which the ASSAC Shareholders are required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

(d)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by ASSAC and the ASSAC Shareholders.

(e)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Acquisition Agreement.  Any notice or other deliverable to an ASSAC Shareholder pursuant to the terms hereof shall concurrently be delivered to each other ASSAC Shareholder.

(f)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns, to the extent permitted by this Agreement, of each of the parties and shall inure to the benefit of the ASSAC Shareholders.  ASSAC may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the ASSAC Shareholders.  The rights of the ASSAC Shareholders hereunder shall be assignable without the consent of ASSAC.

(g)           No Inconsistent Agreements.  Neither ASSAC nor any of its Subsidiaries has entered into, as of the date hereof, nor shall ASSAC or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the ASSAC Shareholders in this Agreement or that otherwise conflicts with the provisions hereof.  Neither ASSAC nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full, nor shall ASSAC file any registration statement with respect to the sale of any of its equity securities prior to the effectiveness of the Registration Statement referenced in Section 2.

(h)           Execution and Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(i)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Acquisition Agreement.

(j)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(k)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)           Headings.  The headings in this Agreement are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(m)           Third Party Beneficiaries.  Except as set forth herein, this Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GEROVA FINANCIAL GROUP, LTD. (f/k/a/ ASIA SPECIAL SITUATION ACQUISITION CORP.)

By:	/s/ Gary T. Hirst
Name: Gary T. Hirst
Title: President

STILLWATER CAPITAL PARTNERS, LLC

By:	/s/ Richard Rudy
Name: Richard Rudy
Title: Manager

STILLWATER CAPITAL PARTNERS, INC.

By:	/s/ Richard Rudy
Name: Richard Rudy
Title: Director

STILLWATER ASSET BACKED OFFSHORE FUND LTD.

By:	/s/ Richard Rudy
Name: Richard Rudy
Title: Director

STILLWATER ASSET BACKED FUND SPV

By:	/s/ Richard Rudy
Name: Richard Rudy
Title: Director

SABF II ONSHORE SPV

By:	/s/ Richard Rudy
Name: Richard Rudy
Title: Director

STILLWATER MARKET NEUTRAL FUND LTD.

By:	/s/ Jack Doueck
Name: Jack Doueck
Title: Director

WIMBLEDON FINANCING MASTER FUND LTD.
By: Weston Capital Asset Management LLC

By:	/s/ Albert Hallac
Name: Albert Hallac
Title: Manager

WIMBLEDON REAL ESTATE FINANCING MASTER FUND LTD.
By: Weston Capital Asset Management LLC

By:	/s/ Albert Hallac
Name: Albert Hallac
Title: Manager